Exhibit 10.17

VOLUNTARY CONVERSION AGREEMENT

This VOLUNTARY CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of August 11, 2021 (the “Effective Date”), by and among Reddit, Inc., a Delaware corporation (including any successor thereto, the “Company”), and each of the parties listed on the signature pages attached hereto, each of whom is purchasing shares of Series F Preferred Stock of the Company (“Series F Preferred”) pursuant to that certain Series F Preferred Stock Purchase Agreement by and among the Company and the Investors listed on Schedule A thereto (the “Purchase Agreement”) each hereafter individually referred to as a “Fidelity Investor” and collectively referred to as the “Fidelity Investors”).

RECITALS

A. Concurrent with the execution of this Agreement, the Fidelity Investors are purchasing an aggregate of 6,634,905 shares of Series F Preferred pursuant to the Purchase Agreement.

B. In addition to the shares of Series F Preferred to be purchased pursuant to the Purchase Agreement, certain of the Fidelity Investors also hold shares of the Company’s Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (collectively, and together with the Series F Preferred, the “Preferred Stock”)

C. As a condition to the Company’s sale of the Series F Preferred to the Fidelity Investors, the Company and the Fidelity Investors are entering into this Agreement, pursuant to which each of the Fidelity Investors agrees to convert certain shares of Class B Common Stock of the Company ( “Class B Common”) to be issued upon conversion of the Preferred Stock held by such Fidelity Investors into shares of Class A Common Stock of the Company (“Class A Common”) at future dates as set forth in this Agreement and pursuant to Article IV, Part D Section 4(a) (or any successor provision) of the Company’s Amended and Restated Certificate of Incorporation, as may be amended restated or otherwise modified from time to time (“Restated Certificate”).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1. CONVERSION.

1.1 Obligation to Convert in Connection with a Public Offering. In the event the Company consummates a Public Offering (as defined below), the Fidelity Investors shall, upon the final expiration or waiver of any lock-up period applicable to shares of Class B Common in connection with such Public Offering (the “Initial Measurement Date”), be obligated to convert into shares of Class A Common the number of shares of Class B Common (on an as-converted to Class A Common basis) that equal (a) ten percent (10%) of the total shares of Class A Common outstanding as of the Initial Measurement Date as set forth in the Measurement Date Notice (as defined below) minus (b) the aggregate number of shares of Class A Common held by the Fidelity Investors and their Affiliates as of the date the Fidelity Investors convert shares of Class B Common pursuant to Section 1.3 below (such conversion, the “Initial Conversion”) in accordance with Section 1.3 below; provided, however, that only the expiration of such lock-up period in full with respect to shares of Class B Common held by the Fidelity Investors, and not any partial waiver, shall give rise to the obligations set forth in this Section 1.1.

1.2 Quarterly Conversions Following a Public Offering. Following the Initial Conversion, at the end of each fiscal quarter following the Initial Measurement Date (each, a “Quarterly Measurement Date” and together with the Initial Measurement Date, each a “Measurement Date”), the Fidelity Investors shall be obligated to convert into shares of Class A Common an additional

Confidential

number of shares of Class B Common (on an as-converted to Class A Common basis) that equal (a) ten percent (10%) of the total shares of Class A Common outstanding as of such Quarterly Measurement Date as set forth in the Measurement Date Notice minus (b) the aggregate number of shares of Class A Common held by the Fidelity Investors and their Affiliates (as defined below) as of such date when the Fidelity Investors convert shares of Class B Common pursuant to Section 1.3 below (each such conversion, a “Quarterly Conversion” and together with the Initial Conversion, the “Conversions”) in accordance with Section 1.3 until such time an aggregate of 6,634,905 shares of Class B Common (as adjusted for stock splits, combinations, common stock dividends or distributions and other events set forth in Section IV.E.5 of the Restated Certificate (or any successor provision), whether before or at a Public Offering) have been converted to Class A Common by the Fidelity Investors and/or their Affiliates following the date hereof (“Conversion Share Obligation”), whether such conversion has occurred in compliance with this Agreement or otherwise (the date of such occurrence, the “Conversion Satisfaction Date”). Such number of shares converted pursuant to an Initial Conversion, Quarterly Conversion or otherwise shall be referred to as the “Conversion Shares”.

1.3 Conversion Procedure. Promptly following each Measurement Date, but in any event no later than five (5) business days following any such Measurement Date, the Company shall deliver to the Fidelity Investors written notice stating the number of shares of Class A Common outstanding as of such Measurement Date (a “Measurement Date Notice”). Within thirty (30) days following receipt by the Fidelity Investors of each Measurement Date Notice, the Fidelity Investors shall convert the applicable Conversion Shares pursuant to the voluntary conversion provisions of Article IV, Part D Section 4(a) (or any successor provision) of the Restated Certificate by delivering a conversion election in a form to be provided to the Fidelity Investors by the Company or its transfer agent and reasonably acceptable to the Fidelity Investors no later than thirty (30) days prior to the Initial Measurement Date. The obligation to convert the Conversion Shares following each Measurement Date may be apportioned amongst the Fidelity Investors in any manner the Fidelity Investors determine, provided that the total number of Conversion Shares converted at each Measurement Date equals the number of shares determined pursuant to Section 1.1 and 1.2, as applicable; and provided further that the Fidelity Investors shall only be required to convert shares pursuant to Sections 1.1 and 1.2, as applicable, if, on the applicable Conversion date elected by the Fidelity Investors pursuant to this Section 1.3,the aggregate number of shares of Class A Common held by the Fidelity Investors and their Affiliates is less than ten percent (10%) of the total shares of Class Common A outstanding as of the Measurement Date set forth in the Measurement Date Notice.. Promptly following the completion of each Conversion, as applicable, the Fidelity Investors shall inform the Company via electronic mail that they have complied with their obligations pursuant Section 1.1 or 1.2 in accordance with the terms of this Agreement. The Fidelity Investors shall promptly notify the Company of the date they have met the Conversion Share Obligation.

1.4 Surrender of Certificates. If any Conversion Shares are represented by original stock certificates, as soon as practicable after the effectiveness of the Conversion of such Conversion Shares, the Fidelity Investors shall surrender to the Company for cancellation, original stock certificate(s) representing such Conversion Shares, duly endorsed, or execute an agreement reasonably satisfactory to the Company that such certificate(s) have been lost, stolen or destroyed and that such Fidelity Investor agrees to indemnify, refund, protect and hold the Company and its agents harmless from any loss incurred by it in connection with the loss or destruction of such certificate(s) (the “Indemnity Agreement”). Notwithstanding the foregoing, the Conversions in accordance with this Section 1 shall be effective with respect to all Conversion Shares whether or not the certificates representing such Conversion Shares are surrendered to the Company.

2

Confidential

1.5 Definitions. For the purposes of this Agreement:

(a) The term “Affiliate” means, with respect to any specified person, any other person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified person, including, without limitation, any general partner, officer, director or manager of such person and any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or is under common investment management with, such person.

(b) The term “Direct Listing” shall mean the effectiveness of the registration statement for the initial listing of Class A Common on the New York Stock Exchange, the Nasdaq Global Market or a similar national securities exchange by means of a registration statement on Form S-1 filed by the Company with the Securities and Exchange Commission that registers shares of existing capital stock of the Company for resale not pursuant to an underwritten offering.

(c) The term “IPO: shall mean a sale of Class A Common pursuant to a registration statement on Form S-1 filed by the Company under the Securities Act of 1933, as amended, in connection with the firm commitment underwritten offering of its securities to the general public.

(d) The term “Public Offering” shall an IPO, Direct Listing or SPAC Transaction, which results in the conversion of all outstanding shares of Preferred Stock into Class B Common Stock pursuant to the Amended and Restated Certificate of Incorporation of the Company, as the same may be amended from time to time.

(e) The term “SPAC Transaction” shall mean the closing of a merger, acquisition or other business combination involving the Company and a publicly traded special purpose acquisition company or other similar entity that does not constitute a Liquidation Event (as defined in the Restated Certificate) the closing of a merger, acquisition or other business combination involving the Company and a publicly traded special purpose acquisition company or other similar entity that does not constitute a Liquidation Event.

2. GENERAL PROVISIONS.

2.1 Specific Performance. The rights of the parties under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

2.2 Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

2.3 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.

2.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

2.5 Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

3

Confidential

2.6 Amendments. It is expressly understood and agreed that this Agreement may not be altered, amended, modified or otherwise changed in any respect whatsoever except by a writing duly executed by the Company and the Fidelity Investors holding a majority of the shares of then- outstanding Class B Common issued or issuable upon conversion of the Series F Preferred held by the Fidelity Investors.

2.7 Termination. This Agreement shall terminate and be of no further force or effect upon the first to occur of (a) the Conversion Satisfaction Date as set forth in the notice to be delivered by Fidelity Investors to the Company; (b) the occurrence of a Liquidation Event (as defined in the Company’s Amended and Restated Certificate of Incorporation, as may be amended and/or restated from time to time); or (c) mutual consent of the parties.

2.8 Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

2.9 Entire Agreement. This Agreement and the documents referred to herein, together with all the exhibits hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

2.10 Facsimile Signatures. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

2.11 Notice. Any notices provided hereunder to the Fidelity Investors should be provided to [                ], with a copy (which shall not constitute notice) to [                ] and [                ]. Any notices provided hereunder to the Company should be provided to 1455 Market Street, Suite 1600, San Francisco, CA, 94103, Attn: General Counsel with a copy (which shall not constitute notice) to Fenwick & West LLP, 555 California Street, 12th Floor, San Francisco, CA 94104, Attn: Morgan Sawchuk. Any party providing notice under this Agreement other than via email shall simultaneously deliver such notice via email.

2.12 Massachusetts Business Trust. A copy of the Declaration of Trust of each Fidelity Investor, or any affiliate thereof, is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the trustees of such Fidelity Investor or any affiliate thereof as trustees and not individually and that the obligations of this Agreement are not binding on any of the trustees, officers or stockholders of such Fidelity Investor or any affiliate thereof individually but are binding only upon such Fidelity Investor or any affiliate thereof and its assets and property.

4

Confidential

[Remainder of page intentionally left blank.]

5

IN WITNESS WHEREOF, each of the parties hereto has caused this Voluntary Conversion Agreement to be executed and acknowledged by one of its duly authorized officers on the date first above written.

COMPANY:

REDDIT, INC.
a Delaware corporation

By:	/s/ Steve Huffman
Name: Steve Huffman
Title: Chief Executive Officer and President

Address:	1455 Market Street, Suite 1600 San Francisco, CA 94103

SIGNATURE PAGE TO VOLUNTARY CONVERSION AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Voluntary Conversion Agreement to be executed and acknowledged by one of its duly authorized officers on the date first above written.

FIDELITY INVESTORS:

Fidelity Contrafund: Fidelity Contrafund

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Contrafund Commingled Pool
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Contrafund: Fidelity Contrafund K6

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Contrafund: Fidelity Advisor New Insights Fund - Sub A

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Global Growth and Value Investment Trust - Sub A

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Insights Investment Trust
By its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Contrafund: Fidelity Flex Opportunistic Insights Fund

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

SIGNATURE PAGE TO VOLUNTARY CONVERSION

Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Variable Insurance Products Fund II: VIP Contrafund Portfolio - Subportfolio A

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Canadian Growth Company Fund
by its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Global Innovators Investment Trust
by its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Special Situations Fund
by its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Blue Chip Growth Commingled Pool
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

SIGNATURE PAGE TO VOLUNTARY CONVERSION

Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Blue Chip Growth Institutional Trust
By its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

FIAM Target Date Blue Chip Growth Commingled Pool
By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Capital Trust: Fidelity Flex Small Cap Fund — Small Cap Growth Subportfolio

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Securities Fund: Fidelity Small Cap Growth Fund

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Securities Fund: Fidelity Small Cap Growth K6 Fund

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity U.S. Growth Opportunities Investment Trust
by its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

SIGNATURE PAGE TO VOLUNTARY CONVERSION

Fidelity NorthStar Fund - Sub D
by its manager Fidelity Investments Canada ULC

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Advisor Series VII: Fidelity Advisor Technology Fund

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Variable Insurance Products Fund IV: VIP Technology Portfolio

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Securities Fund: Fidelity OTC Portfolio

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity OTC Commingled Pool
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Securities Fund: Fidelity OTC K6 Portfolio

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Central Investment Portfolios LLC: Fidelity U.S. Equity Central Fund - Communication Services Sub

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Select Portfolios: Select Communication Services Portfolio

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

SIGNATURE PAGE TO VOLUNTARY CONVERSION

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Fidelity Growth Company Commingled Pool
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

SIGNATURE PAGE TO VOLUNTARY CONVERSION